                                                                    EXHIBIT 99.1

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

            THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 14, 2005, is entered into by and among the financial institutions signatory hereto (each a "Lender" and collectively the "Lenders"), Wachovia Bank, National Association, successor by merger to Congress Financial Corporation ("Wachovia"), as administrative and collateral agent for the Lenders and for the Bank Product Providers (in such capacity, "Administrative and Collateral Agent"), Wachovia and Goldman Sachs Credit Partners, L.P., a Bermuda limited partnership ("GSCP"), as co-lead arrangers for the credit facility (in such capacities, each a "Co-Lead Arranger" and collectively the "Co-Lead Arrangers") and as co-syndication agents for the credit facility (in such capacities, each a "Co-Syndication Agent" and collectively the "Co-Syndication Agents"), Bank of America, N.A., Wells Fargo Foothill, LLC, and JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank, as documentation agents (in such capacities, each a "Documentation Agent" and collectively the "Documentation Agents") and BlueLinx Corporation, a Georgia corporation ("Borrower").

                                    RECITALS

      A. Borrower, Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders have previously entered into that certain Loan and Security Agreement dated May 7, 2004, as amended by that certain First Amendment to Loan and Security Agreement and Consent, dated as of October 26, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

      B. Borrower, Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders now wish to amend the Loan Agreement on the terms and conditions set forth herein.

      C. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative and Collateral Agent's, either Co-Lead Arranger's, either Co-Syndication Agent's, either Documentation Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Amendments to Loan Agreement.

            (a) The following is hereby added to the Loan Agreement as Section 1.133.1

            " 'Term Loans' shall have the meaning set forth in Section 2.5 hereof; sometimes being referred to herein individually as a 'Term Loan.' "

            (b) The following is hereby added to the Loan Agreement as Section 1.137.1:

            " 'Term Notes' shall mean, collectively, those certain Term Promissory Notes, dated as of July 14, 2005, issued by Borrower to each Revolving Loan Lender, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

            (c) Section 1.15(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(b) the lesser of: (i) 70% (or 75% during the Seasonal Period) of the sum of (A) the Value of Eligible Inventory, (B) the Value of Eligible Domestic In-Transit Inventory, (C) the Value of Eligible International In-Transit Inventory and (D) the Value of Eligible Re-Load Inventory or (ii) 85% of the sum of the Net Orderly Liquidation Value; provided, however, Revolving Loans outstanding with respect to Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory and Eligible Re-Load Inventory shall not exceed, in the aggregate at any one time outstanding, $85,000,000, minus"

            (d) Section 1.57 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            " 'Fixed Charge Coverage Ratio' shall mean the ratio, as of any date of determination, calculated either for the trailing twelve-month period ending on such date of determination (or, if such date of determination occurs prior to the first anniversary of the Closing Date, on an annualized basis in the case of clause (b) below), of
            (a) EBITDA (or Adjusted EBITDA if such date of determination occurs prior to the first anniversary of the Closing Date) to (b) the sum of cash payments for income taxes, Interest Expense, cash dividends or stock redemptions, principal payments on Debt (other than with respect to principal payments made on account of a revolving line of credit and other than with respect to the prepayment in full of the Indebtedness of Borrower under the Term Loan Agreement on December 21, 2004) and Capital Expenditures."

            (e) Section 1.75 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            " 'Loans' shall mean the Revolving Loans, the Term Loan, Special Agent Advances and Letter of Credit Accommodations."

            (f) Section 1.119 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            " 'Revolving Loan Commitment' shall mean, as to any Lender: (a) at any time prior to the termination of the Revolving Loan Commitments, the amount of such Lender's revolving loan commitment as set forth on Schedule 1.119 hereto or on Schedule 1 to the Assignment and Acceptance Agreement pursuant to which such Lender became a Lender under this Agreement, as such amount may be adjusted from time to time in accordance with the provisions of Section 13.6 hereof, and
            (b) after the termination of the Revolving Loan Commitments, the unpaid amount of Revolving Loans, Term Loan and Special Agent Advances made by such Lender and such Lender's interest in the outstanding Letter of Credit Accommodations, in each case as the same may be required to be adjusted from time to time in accordance with the terms hereof."

            (g) Section 1.122 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            " 'Revolving Loan Limit' shall mean the amount, calculated at any time, equal to (a) Eight Hundred Million Dollars ($800,000,000) minus (b) the then outstanding principal amount of the Term Loan; unless Borrower shall have exercised its right to reduce such amount pursuant to Section 2.1(c) hereof, in which event Revolving Loan Limit shall mean such reduced amount."

            (h) Section 1.124 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            " 'Seasonal Period' shall mean, collectively, (i) the period beginning on January 1 and ending on June 30 of each year; and (ii) the period beginning on November 1 and ending on December 31 of each year."

            (i) Section 2.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "2.3 Commitments. The aggregate amount of each Revolving Loan Lender's Pro Rata Share of the Revolving Loans, Term Loan and Letter of Credit Accommodations shall not exceed the amount of such Lender's Revolving Loan Commitment, as the same may from time to time be amended in accordance with the terms of this Agreement."

            (j) The following is hereby added to the Loan Agreement as Section 2.5:

            "2.5  Term Loan.

            (a) Subject to the terms and conditions contained herein, each Revolving Loan Lender severally (and not jointly) agrees to make a term loan to Borrower (each a "Term Loan" and collectively the "Term Loans") on July 14, 2005 (the "Term Loan Funding Date") in an amount equal to such Revolving Loan Lender's Pro Rate Share of Six Million Dollars ($6,000,000), the proceeds of which shall be used to refinance and consolidate certain loans previously made by Revolving Loan Lenders to Borrower. Except as Administrative and Collateral Agent and Revolving Loan Lenders may otherwise agree, each Revolving Loan Lender shall make the amount of such Revolving Loan Lender's Term Loan available to Administrative Agent in immediately available funds by no later than 12:00 noon Los Angeles time on the Term Loan Funding Date. After Agent's receipt of the proceeds, Administrative and Collateral Agent shall make the proceeds of such Term Loans available to Borrower as provided in Section 6.10 hereof.

            (b) The Term Loans are (i) evidenced by the Term Notes duly executed and delivered by Borrower to each Revolving Loan Lender, (ii) to be repaid, together with interest and other amounts, in accordance with this Agreement, the Term Notes and the other Financing Agreements, and (iii) secured by all of the Collateral. The principal amount of the Term Loan shall be due and payable on the Final Maturity Date (or earlier as provided herein)."

            (k) Section 6.4(a)(i)(F) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(F) sixth, to pay principal in respect of the Revolving Loans then outstanding (whether or not then due) until paid in full, and then to pay principal in respect of the Term Loan then outstanding (whether or not then due) until paid in full;"

            (l) The following is hereby added to the end of Section 6.8(a) of the Loan Agreement:

            ", and the making of Term Loans shall be made among the Revolving Loan Lenders based on their respective Pro Rate Shares thereof;"

            (m) Section 9.10(b)(i) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(i) any Revolving Loans or Term Loans are then outstanding,"

            (n) For purposes of the definition of "Excess Availability" in
Section 1.51 of the Loan Agreement only, Obligations shall not include the outstanding principal amount of the Term Loan.

            (o) Schedule 1.119 attached hereto is hereby added to the Loan Agreement as Schedule 1.119 thereto.

      2. Lenders' Acknowledgements. Each Lender acknowledges and agrees that notwithstanding anything contained in any Assignment and Acceptance Agreement to which it is a party, as of the date hereof, each Lender's Revolving Loan Commitment is as set forth beside such Lender's name on Schedule 1.119 hereto.

      3. Amendment Fee Letter. Borrower agrees to pay to Administrative and Collateral Agent such additional fees for the benefit of such Persons as are specified in the amendment fee letter dated as of the date hereof, between Administrative and Collateral Agent and Borrower (the "Amendment Fee Letter").

      4. Effectiveness of this Amendment. Administrative and Collateral Agent must have received the following items, in form and content acceptable to Administrative and Collateral Agent, before this Amendment is effective.

            (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to all parties hereto.

            (b) Amendment Fee Letter. The Amendment Fee Letter fully executed in a sufficient number of counterparts for distribution to all parties thereto along with the fees that are due and payable by Borrower as of the date hereof pursuant to the terms thereof.

            (c) Stock Pledge Agreement. A Stock Pledge Agreement, in form and substance reasonably satisfactory to Administrative and Collateral Agent, executed and delivered by Borrower to Administrative Agent with respect to the pledge of no more than sixty-five percent (65%) of the stock of BlueLinx Building Products Canada Ltd., a company organized under the laws of British Columbia, owned by Borrower.

            (d) Term Notes. The Term Notes executed and delivered by Borrower to each Revolving Loan Lender.

            (e) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

            (f) No Default. No event has occurred and is continuing that constitutes an Event of Default.

            (g) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Administrative and Collateral Agent.

      5. Representations and Warranties. Borrower represents and warrants as follows:

            (a) Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

            (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

            (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

            (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

            (e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

      6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

      7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

      8. Reference to and Effect on the Financing Agreements.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the

Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

            (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative and Collateral Agent, either Co-Lead Arranger, either Co-Syndication Agent, either Documentation Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

            (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

      9. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

      10. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Administrative and Collateral Agent, either Co-Lead Arranger, either Co-Syndication Agent, either Documentation Agent or any Lender with respect to the Obligations.

      11. JURY TRIAL WAIVER. BORROWER, EACH AGENT AND EACH LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER, EACH AGENT AND EACH LENDER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF

THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      12. Integration. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

      13. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  [Remainder of Page Left Intentionally Blank]

      IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER

BLUELINX CORPORATION

By: /s/ David J. Morris
    --------------------
Name: David J. Morris
Title: CFO & Treasurer

AGENTS

WACHOVIA BANK, NATIONAL ASSOCIATION,
as successor by merger to Congress
Financial Corporation, as Administrative and Collateral Agent, Co-Lead Arranger and Co-Syndication Agent

By: /s/ James O'Connell
    -------------------
Name: James O'Connell
Title: Associate

GOLDMAN SACHS CREDIT PARTNERS, L.P.,
as Co-Lead Arranger and Co-Syndication Agent

By: /s/ Elizabeth Fischer
    ------------------------
Name: Elizabeth Fischer
Title: Authorized Signatory

DOCUMENTATION AGENTS

BANK OF AMERICA, N.A.,
as a Documentation Agent

By: /s/ Jang Kim
    --------------
Name:  Jang Kim
Title: VP

WELLS FARGO FOOTHILL, LLC,
as a Documentation Agent

By: /s/ Juan Barrera
    --------------------
Name:  Juan Barrera
Title: Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMorgan Chase Bank), as a Documentation Agent

By: /s/ Jeffrey S. Ackerman
    -----------------------
Name:  Jeffrey S. Ackerman
Title: Vice President

LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION,
as successor by merger to Congress Financial
Corporation

By: /s/ James O'Connell
    -------------------
Name:  James O'Connell
Title: Associate

BANK OF AMERICA, N.A.

By: /s/ Jang Kim
    --------------
Name:  Jang Kim
Title: VP

WELLS FARGO FOOTHILL, LLC

By: /s/ Juan Barrera
    --------------------
Name:  Juan Barrera
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Rafael J. Bota
    ---------------------
Name:  Rafael J. Bota
Title: Its Duly Authorized Signatory

GMAC COMMERCIAL FINANCE LLC

By: /s/ Robert J. Brandon
    ------------------------
Name:  Robert J. Brandon
Title: Director

ING CAPITAL LLC

By: /s/ Bennett C. Whitehurst
    ----------------------------
Name: Bennett C. Whitehurst
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Anthony Lavinio
    -----------------------
Name: Anthony Lavinio
Title: Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMorgan Chase Bank)

By: /s/ Jeffrey S. Ackerman
    -----------------------------
Name:  Jeffrey S. Ackerman
Title: Vice President

                                 SCHEDULE 1.119

                                   COMMITMENTS

            LENDER                                 REVOLVER LOAN COMMITMENT
            ------                                 ------------------------
Wachovia Bank, National Association                 $          125,000,000
Bank of America, N.A.                               $          105,000,000
Wells Fargo Foothill, LLC                           $          100,000,000
General Electric Capital Corporation                $          120,000,000
GMAC Commercial Finance LLC                         $           75,000,000
ING Capital LLC                                     $           80,000,000
The CIT Group/Business Credit, Inc.                 $           95,000,000
JPMorgan Chase Bank, N.A.                           $          100,000,000
                                                    ----------------------
All Lenders                                         $          800,000,000
                                                    ======================